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                                                                  EXHIBIT 99.C1


                              Exhibit 24(b)(10)(b)

                      Written Consent of Ernst & Young LLP


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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of AUSA Life Insurance Company, Inc. included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-64650) and related Prospectus of AUSA Series Annuity Account B.



                                          ERNST & YOUNG LLP

Des Moines, Iowa
April 19, 2002